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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2005

                                 GSI GROUP INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)

                000-25705                              98-0110412
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        (Commission File Number)          (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)

                                  (978)439-5511
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On November 18, 2005, GSI Group Inc. (the "Company") issued a press release announcing the retirement of Charles Winston, Chief Executive Officer and the appointment of the executive search firm G. A. Partners to assist the Board of Directors in identifying a successor. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Businesses Acquired.

            Not applicable.

     (b)    Pro Forma Financial Information.

            Not applicable.

     (c)    Exhibits.

            99.1    Press Release issued November 18, 2005

     The information in this Current Report on Form 8-K (including the press release attached as Exhibit 99.1 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GSI GROUP INC.
                                                (Registrant)


Date:  November 18, 2005                        By:  /s/  Thomas R. Swain
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                                                     Thomas R. Swain
                                                     Vice President, Finance and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
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   99.1             Press Release issued November 18, 2005.